INCOME TAXES	12 Months Ended
Dec. 31, 2015
Income Tax Disclosure [Abstract]
INCOME TAXES
INCOME TAXES
For purposes of our consolidated and combined financial statements, income taxes have been calculated as if we filed income tax returns on a stand-alone basis for periods prior to the Spin-Off. The Company’s U.S. operations and certain of its non-U.S. operations historically were included in the tax returns of SPX or its subsidiaries that were not part of the Spin-Off. Therefore, the Company’s tax results from periods prior to the Spin-Off, as presented in the consolidated and combined financial statements, may not be reflective of the results that the Company will generate in the future. In jurisdictions where the Company was included in the tax returns filed by SPX or its subsidiaries that were not part of the Spin-Off, any income taxes payable resulting from the related income tax provision were reflected in the combined balance sheet as of December 31, 2014 and through the date of the Spin-Off within ‘‘Former parent company investment.’’
Income before income taxes and the provision for (benefit from) income taxes consisted of the following:

	Year ended December 31,
	2015	2014	2013
Income before income taxes:
United States	$110.0	$95.1	$109.7
Foreign	27.2	138.3	81.6
	$137.2	$233.4	$191.3
Provision for (benefit from) income taxes:
Current:
United States	$55.5	$65.0	$33.1
Foreign	19.7	10.1	36.0
Total current	75.2	75.1	69.1
Deferred and other:
United States	(13.1)	(13.1)	4.6
Foreign	(12.3)	35.5	(14.9)
Total deferred and other	(25.4)	22.4	(10.3)
Total provision	$49.8	$97.5	$58.8

The reconciliation of income tax computed at the U.S. federal statutory tax rate to our effective income tax rate was as follows:

	Year ended December 31,
	2015	2014	2013
Tax at U.S. federal statutory rate	35.0%	35.0%	35.0%
State and local taxes, net of U.S. federal benefit	1.7	1.4	1.8
U.S. credits and exemptions	(1.6)	(1.5)	(1.9)
Foreign earnings taxed at lower rates	(5.5)	(6.5)	(10.0)
Adjustments to uncertain tax positions	(1.7)	(2.3)	2.5
Changes in valuation allowance	3.8	9.6	3.6
Tax on repatriation of foreign earnings	7.3	6.8	—
Other	(2.7)	(0.7)	(0.3)
	36.3%	41.8%	30.7%

Significant components of our deferred tax assets and liabilities were as follows:

	As of December 31,
	2015	2014
Deferred tax assets:
Net operating loss and credit carryforwards	$199.2	$206.5
Pension, other postretirement and postemployment benefits	36.8	10.6
Payroll and compensation	36.2	18.5
Working capital accruals	23.3	25.9
Basis difference in assets	—	17.2
Other	42.2	17.9
Total deferred tax assets	337.7	296.6
Valuation allowance	(70.3)	(110.9)
Net deferred tax assets	267.4	185.7
Deferred tax liabilities:
Accelerated depreciation	20.0	—
Intangible assets recorded in acquisitions	173.6	197.9
Basis difference in affiliates	176.0	142.3
Other	2.7	6.2
Total deferred tax liabilities	372.3	346.4
	$(104.9)	$(160.7)

General Matters
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. We periodically assess deferred tax assets to determine if they will likely be realized and the adequacy of deferred tax liabilities, incorporating the results of local, state, federal and foreign tax audits in our estimates and judgments.
At December 31, 2015, we had the following tax loss carryforwards available: tax loss carryforwards of various foreign jurisdictions of approximately $732.0 and state tax loss carryforwards of approximately $27.7. Of these amounts, approximately $4.3 expires in 2016 and $55.1 expires at various times between 2017 and 2034. The remaining carryforwards have no expiration date.
Realization of deferred tax assets, including those associated with net operating loss and credit carryforwards, is dependent upon generating sufficient taxable income in the appropriate tax jurisdiction. We believe that it is more likely than not that we may not realize the benefit of certain of these deferred tax assets and, accordingly, have established a valuation allowance against certain of these deferred tax assets. Although realization is not assured for the remaining deferred tax assets, we believe it is more likely than not that the deferred tax assets will be realized through future taxable earnings or tax planning strategies. However, deferred tax assets could be reduced in the near term if our estimates of taxable income are significantly reduced or tax planning strategies are no longer viable. The valuation allowance decreased by $40.6 in 2015 and increased by $6.0 in 2014. Of the net changes in 2015 and 2014, $5.2 and $22.3 were recognized as an increase in tax expense. The decrease in the valuation allowance during 2015 was primarily due to the sale of certain legal entities and the impact of a stronger U.S. dollar on foreign currency-denominated balances, which exceeded the increase in tax expense. The increase in the valuation allowance during 2014 was largely offset by a decrease to the valuation allowance resulting from the impact of a stronger U.S. dollar on foreign currency-denominated balances.
The amount of income tax that we pay annually is dependent on various factors, including the timing of certain deductions. These deductions can vary from year to year and, consequently, the amount of income taxes paid in future years will vary from the amounts paid in prior years.
Undistributed Foreign Earnings
In general, it is our practice and intention to reinvest the earnings of our non-U.S. subsidiaries in those operations. However, during the fourth quarter of 2015, we elected to repatriate sufficient foreign source income for U.S. tax purposes to allow us to utilize our 2015 foreign tax credits and provided U.S. taxes of $4.2 related to the dividend. In anticipation of the Spin-Off, we elected, during the fourth quarter of 2014, to repatriate certain earnings of our non-U.S. subsidiaries and, thus, provided for U.S. and foreign withholding taxes of $18.6 on such foreign dividends and undistributed earnings that were no longer considered to be indefinitely reinvested. In addition, there are discrete amounts of foreign earnings (approximately $56.2) that we plan to repatriate in the future.
As of December 31, 2015, we had not recorded a provision for U.S. or foreign withholding taxes on approximately $822.1 of the excess of the amount for financial reporting over the tax basis of investments in foreign subsidiaries that are essentially permanent in duration. Generally, such amounts become subject to U.S. taxation upon the remittance of dividends and under certain other circumstances. It is not practicable to estimate the amount of a deferred tax liability related to the undistributed earnings of these foreign subsidiaries, in the event that these earnings are no longer considered to be indefinitely reinvested, due to the hypothetical nature of the calculation.
Unrecognized Tax Benefits
As of December 31, 2015, we had gross unrecognized tax benefits of $25.4 (net unrecognized tax benefits of $12.4), of which $12.4, if recognized, would impact our effective tax rate. Similarly, at December 31, 2014 and 2013, we had gross unrecognized tax benefits of $27.3 (net unrecognized tax benefits of $14.5) and $31.5 (net unrecognized benefits of $17.4), respectively.
We classify interest and penalties related to unrecognized tax benefits as a component of our income tax provision. As of December 31, 2015, gross accrued interest totaled $1.6 (net accrued interest of $1.5), while the related amounts as of December 31, 2014 and 2013 were $1.8 (net accrued interest of $1.6) and $2.4 (net accrued interest of $2.0), respectively. Our income tax provision for the years ended December 31, 2015, 2014 and 2013 included gross interest (income) expense of $(0.1), $0.7 and $0.9, respectively. There were no significant penalties recorded during any year presented.
Based on the outcome of certain examinations or as a result of the expiration of statutes of limitations for certain jurisdictions, we believe that within the next 12 months it is reasonably possible that our previously unrecognized tax benefits could decrease by $1.0 to $3.0. The previously unrecognized tax benefits relate to a variety of tax issues, including transfer pricing and non-U.S. income tax matters.
The aggregate changes in the balance of unrecognized tax benefits for the years ended December 31, 2015, 2014 and 2013 were as follows:

	Year ended December 31,
	2015	2014	2013
Unrecognized tax benefit - opening balance	$27.3	$31.5	$26.9
Gross increases - tax positions in prior period	3.6	7.3	0.1
Gross decreases - tax positions in prior period	(5.9)	(8.2)	(1.4)
Gross increases - tax positions in current period	5.3	4.6	6.9
Settlements	—	(0.7)	(0.2)
Lapse of statute of limitations	(4.3)	(6.8)	(0.9)
Change due to foreign currency exchange rates	(0.6)	(0.4)	0.1
Unrecognized tax benefit - ending balance	$25.4	$27.3	$31.5

The unrecognized tax benefits described above represent amounts that were included in tax returns filed by the Company. Historically, a portion of the Company's operations were included in tax returns filed by SPX or its subsidiaries that were not part of the Spin-Off. As a result, some uncertain tax positions related to the Company's operations resulted in unrecognized tax benefits that are potential obligations of SPX or its subsidiaries that were part of the Spin-Off. Because activities that gave rise to these unrecognized tax benefits related to the Company's operations, the impact of these items was recorded to "Income tax provision" within our consolidated and combined statements of operations, with the offset recorded to "Former parent company investment" within our combined balance sheets prior to the Spin-Off date, which have been reclassified to "Paid-in capital" as of December 31, 2015.
In addition, some of the Company's tax returns have included the operations of SPX subsidiaries that were not part of the Spin-Off. In certain of these cases, these subsidiaries' activities gave rise to unrecognized tax benefits for which the Company could be potentially liable. When required under the Income Taxes Topic of the Codification, we have recorded a liability for these uncertain tax positions within our consolidated and combined balance sheets. However, since the potential obligations were the result of activities associated with operations that were not part of the Spin-Off, we have not reflected any related amounts within our "Income tax provision," but have instead recorded the amounts directly to "Former parent company investment" within our combined balance sheets prior to the Spin-Off date, which have been reclassified to "Paid-in capital" as of December 31, 2015.
Other Tax Matters
During 2015, we recorded an income tax provision of $49.8 on $137.2 of pre-tax income, resulting in an effective tax rate of 36.3%. The effective tax rate for 2015 was impacted by tax charges of $11.7 related to dividends from foreign subsidiaries, partially offset by tax benefits of (i) $5.1 related to net changes in uncertain tax positions, (ii) $2.8 related to tax rate decreases in Italy and the U.K. and (iii) $2.0 related to foreign exchange losses recognized for income tax purposes with respect to a foreign branch.
During 2014, our income tax provision was impacted by the following income tax charges: (i) $18.7 related to increases in valuation allowances recorded against certain foreign deferred income tax assets, and (ii) $18.6 related to the repatriation of certain earnings of our non-U.S. subsidiaries. The impact of these items was partially offset by $3.8 of tax benefits related to various audit settlements and statute expirations.
During 2013, our income tax provision was impacted by $3.9 related to net increases in valuation allowances recorded against certain foreign deferred income tax assets, partially offset by the following benefits: (i) $2.0 related to various audit settlements and statute expirations, and (ii) $0.7 associated with the Research and Experimentation Credit generated in 2012.
We review our income tax positions on a continuous basis and record a provision for potential uncertain positions when we determine that an uncertain position meets the criteria of the Income Taxes Topic of the Codification. As events change and resolutions occur, adjustments are made to amounts previously provided, such as in the case of audit settlements with taxing authorities.
In connection with the Spin-Off, we and SPX entered into a Tax Matters Agreement which, among other matters, addresses the allocation of certain tax adjustments that might arise upon examination of the 2013, 2014 and the pre-Spin-Off portion of the 2015 federal income tax returns of SPX. None of those returns are currently under examination, and we believe any contingencies have been adequately provided for.
State income tax returns generally are subject to examination for a period of three to five years after filing the respective tax returns. The impact on such tax returns of any federal changes remains subject to examination by various states for a period of up to one year after formal notification to the states. We have various state income tax returns in the process of examination or administrative appeal. We believe any uncertain tax positions related to these examinations have been adequately provided for.
We have various non-U.S. income tax returns under examination. The most significant of these are in Denmark for the 2006 and 2007 tax years and in Germany for the 2010 through 2013 tax years. We believe that any uncertain tax positions related to these examinations have been adequately provided for.
An unfavorable resolution of one or more of the above matters could have a material adverse effect on our results of operations or cash flows in the quarter and year in which an adjustment is recorded or the tax is due or paid. As audits and examinations are still in process or we have not yet reached the final stages of the appeals process, the timing of the ultimate resolution and any payments that may be required for the above matters cannot be determined at this time.